SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: October 28, 2003

eRXSYS, INC.
(Exact name of registrant as specified in its charter)

NEVADA         000-33165            98-0233878
               (State of Incorporation)             (Commission                             (IRS Employer
                                         File Number)                             Identification #)

18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_______________________________
(Address of Principal Executive Offices)

(949) 440-3248
__________________________________________
(Registrant's telephone number, including area code)

Surforama.com, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
_________________________________
(Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Morgan & Company (the "Former Accountant") resigned as principal accountants for eRXSYS, Inc. (the "Company") on October 28, 2003. The Company has engaged Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as its principal accountants effective October 28, 2003. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with Squar Milner on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated February 24, 2003 on the Company's consolidated financial statements as of and for the fiscal year ended November 30, 2002 and the Former Accountant's report dated March 3, 2002 on the Company's consolidated financial statement as of and for the fiscal year ended November 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal years ended November 30, 2001, and November 30, 2002, and the subsequent reviews of interim periods through October 28, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audits for the fiscal years ended November 30, 2001, and November 30, 2002, and the subsequent interim period ending October 28, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on October 28, 2003 and has requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

None

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

Exhibit 16.1 - Letter from Morgan & Company, former accountant

ITEM 8. CHANGE IN FISCAL YEAR

None

ITEM 9. REGULATION FD DISCLOSURE

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        eRXSYS, INC.

                                                        By:
                                                     /s/ David Parker
                                                                                                                            David Parker
                                                    Chief Executive Officer

                                                                                                                                                                Date : October 29, 2003

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